Exhibit 99.1

Linn Energy, LLC NASDAQ: LINE IPAA OGIS New York Conference April 23-25, 2007

Forward-Looking Statements Statements made by representatives of Linn Energy, LLC during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results and our indebtedness under our revolving credit facility, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for natural gas, oil and natural gas liquids, our ability to replace reserves and efficiently develop our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those projected as described in the Company’s reports filed with the Securities and Exchange Commission. Linn Energy undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Senior Management Representatives Kolja Rockov Executive Vice President & Chief Financial Officer Michael C. Linn Chairman, President & Chief Executive Officer

Overview of Linn Energy, LLC Oil and natural gas development and acquisition company Focused on mature producing basins in the United States Long reserve life index Low risk drilling opportunities Low capex requirements Further consolidation opportunities Management has significant industry experience Mike Linn current Chairman of IPAA – largest U.S. oil and gas association Management currently owns ~10%; interests aligned with unitholders Company profile (1) Equity market cap $2.1 billion 784 Bcfe total proved reserves Total debt 0.6 billion 52% natural gas, 26% oil, 22% NGL Enterprise value $2.7 billion 4,500+ producing oil and gas wells 30+ year reserve life index (1) Reserve data based on Linn Energy’s 2006 reserve report and estimates of acquired reserves. Equity value as of April 19, 2007 (LINE closing price of $35.49).

Diversified U.S. Operations CA OK VA PA WV California 92% crude oil 41+ year reserve life index 23% of total reserves Appalachia 99% natural gas 25+ year reserve life index 28% of total reserves Oklahoma 83% natural gas 29+ year reserve life index 10% of total reserves Corporate Headquarters (Houston, Texas) Recent acquisitions have diversified Linn Energy’s asset base Texas 55% NGL, 36% natural gas 33+ year reserve life index 39% of total reserves

Reserve Mix Total Proved (784 Bcfe) By Region Asset Profile Oil 26% NGL 22% Gas 52% Proved Undeveloped 41% Proved Developed 59% Appalachia 28% California 23% Texas 39% Oklahoma 10%

Appalachian Asset Profile Long-life, low risk reserves Many wells produce over 50 years Low cost of operation 1,119 total drilling locations 581 PUDs 538 additional Drilling creates additional locations Opportunity for consolidation Favorable mineral ownership Premium pricing Close to major consuming markets Basis differential ($0.20-$0.60) High Btu gas (6%-10% premium) Extensive operating control Operate 90%+ of wells Gather 90%+ of production 950+ miles of gathering pipeline

California Asset Profile Brea Olinda Field of Los Angeles Basin Top 20 oil producer in California Long life, low risk reserves Reserve life index of 41+ years Low decline rates of 4% per year Natural gas creates low cost of operation and revenue opportunities Gas converted to electricity powers field Excess power sold for ~$1 million per year Propane sold for ~$1 million per year Favorable pricing ~100% of expected revenues hedged NGLs merged into oil stream to realize $1.75-$2.00 per barrel premium Experienced operating team (20+ years)

Oklahoma Asset Profile Sooner Trend of North Central Oklahoma Operated by Kaiser-Francis Large private oil and gas company Kaiser-Francis typically not a seller; first negotiated sale 83% natural gas Long life, low risk reserves Reserve life index of 29+ years Low decline rates of 6% per year Significant upside opportunities Accelerated drilling Recompletions and workovers

Texas Asset Profile 51 MMBoe (44% proved developed) 55% NGL, 36% natural gas, 9% crude oil Reserve life index of 33+ years Diversified production (820+ wells) 99% operated Over 25 employees with 20+ years of local operating experience Significant organic growth potential 1,265 drilling / behind pipe opportunities 99% historical success rate Potential to grow production by 15%-25% NGL revenue hedged for 5 years Substantial portion of NGL revenue hedged with $65 per barrel crude oil puts Operates 9% of wells in map area. Highlighted companies operate 14%. Remaining 77% operated primarily by smaller independents.

Drilling and Development Program 2007E Drilling and Development Capital Expenditures ($ in millions) Maintenance + Growth = Total Planned Activities Appalachia $14 $34 $48 Drill 180 gas wells Texas 10 27 37 Drill 80 oil and gas wells (Brown Dolomite); 10 RTP projects (Red Cave) Oklahoma 4 6 10 Drill 13 oil and gas wells (8 operated and 5 non-operated); 4 operated pay adds California 1 3 4 9 restimulation projects (acid and refracs); 6 RTP projects Total capex $29 $70 $99

Proven Acquisition Track Record 842 126.4 Oklahoma Kaiser-Francis Oil Company (1) Aug 2006 821 415.0 Texas Stallion Energy (1) Feb 2007 38 4.4 West Virginia, Virginia Columbia Natural Resources, LLC Apr 2005 130 5.4 West Virginia GasSearch Corporation Aug 2005 550 111.4 West Virginia, Virginia Exploration Partners, LLC Oct 2005 13 0.9 West Virginia T&F Exploration LP Apr 2006 81 19.1 West Virginia Devonian Gas Production, Inc. May 2006 4,246 $1,109.7 Total 81 38.3 West Virginia Two Appalachian Acquisitions (1) Feb 2007 61 2.2 New York Lenape Resources, Inc. Aug 2003 50 15.8 Pennsylvania Cabot Oil & Gas Corporation Sep 2003 353 31.5 West Virginia, Virginia Waco Oil & Gas Company Oct 2003 251 12.5 Pennsylvania Mountain V Oil & Gas, Inc. May 2004 447 15.1 Pennsylvania Pentex Energy, Inc. Sep 2004 106 7.5 West Virginia Excel Energy, Inc. Apr 2006 388 301.0 California Blacksand Energy, LLC (1) Aug 2006 34 $3.2 West Virginia Emax Oil Company May 2003 Wells Purch. Price ($mm) Location Seller Date (1) Includes preliminary purchase prices, which are subject to customary post-closing adjustments. 17 acquisitions = 795 Bcfe acquired at average cost of $1.40 per Mcfe 2007 YTD: 3 acquisitions = 353 Bcfe acquired at $1.28 per Mcfe

Growth Track Record Proved Reserve Volume (Bcfe) (1) Pro forma for Stallion and two Appalachian acquisitions. 70 120 193 454 784 0.0 100.0 200.0 300.0 400.0 500.0 600.0 700.0 800.0 2003 2004 2005 2006 Q1 2007 (1)

Financial Overview

Attractive Acquisition Margins Despite rising acquisition costs, acquisition margins remain strong (1) Represents weighted average blended natural gas and oil strip prices as of the closing date of each acquisition. Source: Citi. $9.90 $11.62 $6.88 $5.17 $11.62 $1.28 $1.62 $0.72 $0.84 $2.05 $8.61 $10.00 $9.57 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 2003 2004 2005 2006 2007 NYMEX One Year Forward Strip ($ per Mcfe) (1) Linn Weighted Average Acquisition Cost ($ per Mcfe) $4.33 $6.15

Natural Gas Hedges Puts represent 40%-50% of total hedged volume through 2011 0.0 4.0 8.0 12.0 16.0 20.0 2007 2008 2009 2010 2011 Hedged Volume (Bcf) Fixed Price Swaps Puts $8.21 $8.07 $7.50 $7.50 $7.50 $8.72 $8.37 $7.73 $7.20 $7.20 $8.46 $8.25 $7.64 $7.34 $7.34

Oil Hedges Puts represent 37%-51% of total hedged volume through 2011 0 200 400 600 800 1,000 1,200 2007 2008 2009 2010 2011 Hedged Volume (MBbls) Fixed Price Swaps Puts $71.86 $70.71 $70.71 $69.00 $65.00 $75.83 $74.31 $73.87 $74.54 $61.58 $74.37 $72.93 $72.68 $71.90 $63.33

Oil Puts – NGL Production (1) Puts represent 100% of total hedged volume through 2011 (1) The Company entered into crude oil puts through 2011 to hedge a significant portion of expected NGL revenues associated with the Stallion acquisition. (2) Represents annualized hedged volume of 1,200 MBbls from closing date of Stallion acquisition (February 1, 2007). 0 200 400 600 800 1,000 1,200 1,400 2007 (2) 2008 2009 2010 2011 Hedged Volume (MBbls) Crude Oil Puts $65.00 $65.00 $65.00 $65.00 $65.00

Future Hedging Potential Note: NYMEX indications as of April 19, 2007. Source: Societe Generale. Natural Gas ($ per Mcf) Oil ($ per Bbl) $66.06 $69.21 $69.22 $68.16 $67.24 $67.98 $66.00 $67.00 $68.00 $69.00 $70.00 2007 2008 2009 2010 2011 NYMEX Strip Price 5-Year Average Strip Price $8.09 $8.65 $8.36 $8.05 $7.78 $8.18 $7.70 $7.90 $8.10 $8.30 $8.50 $8.70 2007 2008 2009 2010 2011 NYMEX Strip Price 5-Year Average Strip Price

Advantages of LLC Structure Note: MLP scenario assumes typical structure with General Partner cash flow incentive distribution rights tiers of 2%, 15%, 25% and 50%. Source: RBC Capital Markets. When MLP doubles initial distribution, LLC structure would provide at least 32% more distributions to investors Linn Energy, LLC structural advantages Investors share equally in all cash flows – no general partner “double-dipping” Acquisitions are more accretive long-term without IDRs Higher tax shield (90%+ vs. 80% average for MLP group) Fair governance – all unitholders vote (No general partner to control all votes) Management aligned with public – significant portion of compensation from distributions Per Unit Distribution $3.14 $1.57 $4.13 $1.60 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2% 50% LP Distribution / Unit LLC Distribution / Unit Per Unit Distribution GP Split Tier 100% Dist. Incr.

Peer Group Distribution Yields Note: Market data as of April 19, 2007 (LINE closing price of $35.49). Source: RBC Capital Markets, Bloomberg. (1) Based on current annualized distribution of $2.08 per unit. (2) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.28 per unit for Q2 2007. (3) Alliance Holdings, Atlas, Buckeye, Crosstex, Energy Transfer Equity, Enterprise Holdings, Inergy, Kinder Morgan, Magellan Midstream, MarkWest Hydrocarbon, NuStar GP. Alliance, Natural Resource, Penn Virginia. Boardwalk, Buckeye, Enbridge, Energy Transfer, Enterprise, Kinder Morgan, Magellan, NuStar, ONEOK, Plains, TEPPCO. Atlas, Cheniere, Crosstex, DCP, Duncan, Eagle Rock, Genesis, Global, Hiland, Holly, MarkWest, Martin, Regency, Sunoco, Targa, TC, Transmontaigne, Williams. $2.08 $2.28 5.86% (1) 6.42% (2) 3.54% 4.45% 4.84% 4.97% 5.16% 5.32% 5.48% 5.56% 5.90% 5.99% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% LINE Public General Partners(3) Copano Energy LLC BreitBurn Energy Partners LP Constellation Energy Partners LLC EV Energy Partners, LP Coal MLPs(4) Large Cap Pipeline / Midstream MLPs(5) Small Cap Pipeline / Midstream MLPs(6) Legacy Reserves LP Atlas Energy Resources, LLC

Distribution Growth Note: Market data as of April 19, 2007. Source: RBC Capital Markets, Bloomberg. (1) Based on previous annualized distribution of $1.72 per unit. (2) Based on current annualized distribution of $2.08 per unit. (3) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.28 per unit for Q2 2007. (4) Alliance Holdings, Atlas, Buckeye, Crosstex, Energy Transfer Equity, Enterprise Holdings, Inergy, Kinder Morgan, Magellan Midstream, MarkWest Hydrocarbon, Valero GP. (5) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.00 per unit for Q3 2007. (6) Alliance, Natural Resource, Penn Virginia. (7) Boardwalk, Buckeye, Enbridge, Energy Transfer, Enterprise, Kinder Morgan, Magellan, ONEOK, Plains, TEPPCO, Valero. (8) Atlas, Crosstex, DCP, Duncan, Eagle Rock, Genesis, Global, Hiland, Holly, MarkWest, Martin, Regency, Sunoco, Targa, TC, Transmontaigne, Williams. Peer Group Distribution Growth (LINE IPO – Present) $2.08 $1.72 $2.28 7.5% (1) 30.0% (2) 42.5% (3) 40.0% 27.0% 25.0% 14.4% 9.0% 4.2% 0.0% 0.0% 0.0% 0.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% LINE Copano Energy, LLC Public General Partners(4) EV Energy Partners, LP(5) Coal MLPs(6) Large Cap Pipeline / Midstream MLPs(7) Small Cap Pipeline / Midstream MLPs(8) BreitBurn Energy Partners LP Constellation Energy Partners LLC Legacy Reserves LP Atlas Energy Resources, LLC

Distribution Growth MLP Peer Group Distribution Growth (LINE IPO – Present) Note: Market data as of April 19, 2007. Source: RBC Capital Markets, Bloomberg. (1) Based on previous annualized distribution of $1.72 per unit. (2) Based on current annualized distribution of $2.08 per unit. (3) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.28 per unit for Q2 2007. (4) As previously announced, management intends to recommend to the Board of Directors an increase in the annualized distribution to $2.00 per unit for Q3 2007. 7.5% (1) 30.0% 30.0% (2) 25.0% (4) 34.0% 40.0% 0.0% 0.0% 1.5% 2.4% 2.5% 3.4% 4.6% 5.0% 5.7% 5.7% 6.6% 6.7% 8.3% 11.4% 11.4% 13.1% 14.3% 0.0% 0.0% 42.5% (3) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% Enbridge Atlas Energy Constellation BreitBurn Teppco Atlas Kinder Morgan NuStar Inergy Buckeye Crosstex Regency Magellan Enterprise Sunoco Oneok Natural Resource Plains Penn Virginia MarkWest EV Energy Energy Transfer Copano LINE

Total Return Analysis Peer Group Total Investor Returns (LINE IPO – Present) Note: Market data as of April 19, 2007 (LINE closing price of $35.49). Source: RBC Capital Markets, Bloomberg. (1) Distribution returns for BreitBurn, Legacy, Atlas and Constellation are based on the annualized initial quarterly distributions (IQD) stated in their respective S-1 filings. The distribution return for EV Energy is calculated using an annualized distribution of $1.84 based on the company’s most recent announcement. (2) San Juan Basin, Hugoton, Permian Basin, Sabine, Dominion Resources, Cross Timbers, Santa Fe Energy, Williams Coal Seam Gas, Mesa, Torch Energy, LL&E. (3) S&P 400 Oil & Gas Exploration & Production Index. 69.0% 11.9% 67.1% 8.9% 29.1% 9.4% (19.1%) 9.2% 5.3% 0.4% (20.0)% 0.0% 20.0% 40.0% 60.0% 80.0% LINE E&P MLPs (1) Alerian MLP Index US Royalty Trust (2) US E&P (3) Price Appreciation Distribution (Cash Yield) 80.9% 38.4% 5.6% (9.8%) 76.0%

Price Performance vs. Oil and Gas Note: Market data as of April 19, 2007 (LINE closing price of $35.49). Source: RBC Capital Markets, Bloomberg. (60.0)% (40.0)% (20.0)% 0.0% 20.0% 40.0% 60.0% 80.0% 1/12/2006 2/10/2006 3/11/2006 4/9/2006 5/8/2006 6/6/2006 7/5/2006 8/3/2006 9/1/2006 9/30/2006 10/29/2006 11/27/2006 12/26/2006 1/24/2007 2/22/2007 3/23/2007 LINE +69.0% Natural Gas (13.3)% Oil (3.3)%

Goal = Maintain and Grow Distributions Active hedging Maintain and grow distributions Low risk, low cost drilling Geographic diversification Oil and gas diversification Accretive acquisitions

Appendices

A. Commodity Hedging Portfolio

Natural Gas Hedges (1) (1) Appalachian natural gas production has a high Btu content, resulting in a premium to NYMEX natural gas prices. Linn Energy hedges natural gas production based on Btu content. 2007 2008 2009 2010 2011 Natural Gas Hedges Fixed Price Swaps: Hedged Volume (Bcf) 9.0 10.3 10.4 8.5 7.8 Average Price ($/Mcf) $8.72 $8.37 $7.73 $7.20 $7.20 Puts: Hedged Volume (Bcf) 9.1 7.1 7.0 7.0 7.0 Average Price ($/Mcf) $8.21 $8.07 $7.50 $7.50 $7.50 % puts 50% 41% 40% 45% 47% Total: Hedged Volume (Bcf) 18.1 17.3 17.4 15.5 14.8 Average Price ($/Mcf) $8.46 $8.25 $7.64 $7.34 $7.34

Oil Hedges 2007 2008 2009 2010 2011 Oil Hedges Fixed Price Swaps: Hedged Volume (MBbls) 500 560 580 550 525 Average Price ($/Bbl) $75.83 $74.31 $73.87 $74.54 $61.58 Puts: Hedged Volume (MBbls) 292 350 350 500 550 Average Price ($/Bbl) $71.86 $70.71 $70.71 $69.00 $65.00 % puts 37% 38% 38% 48% 51% Total: Hedged Volume (MBbls) 792 910 930 1,050 1,075 Average Price ($/Bbl) $74.37 $72.93 $72.68 $71.90 $63.33

Oil Puts – NGL Production (1) (1) The Company entered into crude oil puts through 2011 to hedge a significant portion of expected NGL revenues associated with the Stallion acquisition. (2) Represents annualized hedged volume of 1,200 MBbls from closing date of Stallion acquisition (February 1, 2007). 2007 (2) 2008 2009 2010 2011 Oil Puts - NGL Production Hedged Volume (MBbls) 1,200 1,200 1,200 1,200 1,200 Average Price ($/Bbl) $65.00 $65.00 $65.00 $65.00 $65.00

B. Stallion NGL Overview

Favorable Historical NGL Price Differential Historical Weighted Average NGL Price as % of NYMEX (1996 – 2006) 10-Year Average = 81.0% 5-Year Average = 77.8% 3-Year Average = 76.3% 1-Year Average = 70.8% Linn Differential Assumption: 70% Source: ChemConnect. 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% 120.0% 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Differentials Remain Strong with High Oil Prices Average NGL Differentials at Various Oil Prices (1996 – 2006) Source: ChemConnect. 82.4% 83.8% 80.4% 76.1% 72.1% 70.9% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% < $30 $30-$40 $40-$50 $50-$60 $60-$70 $70+ NYMEX Crude Prices Average NGL Differentials

Strong NGL Correlation to NYMEX Crude Historical NGL Prices versus NYMEX Crude (1996 – 2006) Source: ChemConnect. R2 = 0.9406 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 NGLs Price NYMEX Crude Price